                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTON 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of iParty Corp (the "Company") on Form 10-KSB for the period ending December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: March 27, 2003                 /s/ Patrick Farrell
                                     -------------------
                                     Patrick Farrell
                                     President and Chief Financial Officer